Derecognition of Financial Assets - Summary of Carrying Amount of Transferred Assets Do Not Qualify for Derecognition and Associated Liabilities (Parenthetical) (Detail) - Securitisations [member] - CAD ($)
$ in Millions
	Oct. 31, 2020	Oct. 31, 2019
Disclosure of transferred financial assets that are not derecognised in their entirety [line items]
Fair value of transferred assets	$ 29,415	$ 25,453
Fair value of associated liabilities	28,920	25,112
Net position	$ 495	$ 341